UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2010
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
370 17th Street
Suite 4300
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 7, 2010, the Company announced that Carl Lakey, age 48, has been named Chief Executive Officer of the Company, effective as of July 6, 2010. Mr. Lakey most recently served as Senior Vice President of Operations for Delta and has been with the Company since 2007. Prior to joining Delta, Mr. Lakey served from 2001 to 2007 in various capacities with El Paso Production Company, most recently as the Manager of Operations and Engineering for its Western Onshore Division. Prior to that, he served in various capacities with Mobil and ExxonMobil from 1985 to 2001. He received a bachelor’s degree in Petroleum Engineering from Colorado School of Mines in 1985.
     In connection with his appointment as Chief Executive Officer, on July 6, 2007, the Company issued to Mr. Lakey options to purchase 250,000 shares of the Company’s common stock under its 2009 Performance and Equity Incentive Plan. The options were issued at an exercise price of $0.79, which was the last sale price of the Company’s common stock on the NASDAQ Global Select Market on the grant date.
     Also on July 6, 2010, John Wallace orally agreed to resign as the President and Chief Operating Officer of the Company, and as a director of the Company, as well as all director, officer, or employee positions that Mr. Wallace holds with any of the Company’s subsidiaries.
Item 7.01 Regulation FD Disclosure.
     On July 7, 2010, Delta Petroleum Corporation issued a press release announcing that it has terminated its previously reported discussions regarding entering into a definitive Purchase and Sale Agreement with Opon International LLC. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
     The information in this Item 7.01, including the information set forth in Exhibit 99.1 relating to Opon, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
     On July 7, 2010, the Company issued a press release reporting, among other things, the appointment of Mr. Lakey as the Company’s Chief Executive Officer and Mr. Wallace’s agreement to resign as the Company’s President and Chief Operating Officer and as a director of the Company, a copy of which is attached as Exhibit 99.1. The portion of the press release reporting Mr. Lakey’s appointment and Mr. Wallace’s resignation is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
99.1	Delta Petroleum Corporation Press Release, dated July 7, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 7, 2010

Delta Petroleum Corporation
By:	/s/ Stanley F. Freedman
Stanley F. Freedman
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Delta Petroleum Corporation Press Release, dated July 7, 2010.